Prospectus Supplement	June 27, 2022

Putnam Multi-Asset Absolute Return Fund

Prospectuses dated February 28, 2022

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Multi-Asset Absolute Return Fund (“Multi-Asset Absolute Return Fund”), has recommended, and Multi-Asset Absolute Return Fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Multi-Asset Absolute Return Fund with and into Putnam Income Strategies Portfolio, which is expected to be renamed Putnam Multi-Asset Income Fund in July 2022 (“Multi-Asset Income Fund”). Putnam Management and Multi-Asset Absolute Return Fund’s Board of Trustees believe that the proposed merger is in the best interests of Multi-Asset Absolute Return Fund and its shareholders.

A full description of Multi-Asset Income Fund, the similarities and differences between it and Multi-Asset Absolute Return Fund and the terms of the proposed merger will be contained in a prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in August 2022. The prospectus/proxy statement will solicit Multi-Asset Absolute Return Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Multi-Asset Absolute Return Fund. A special meeting of shareholders of Multi-Asset Absolute Return Fund is currently scheduled for October 12, 2022, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to close in the first quarter of 2023 and to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that Multi-Asset Absolute Return Fund will make dispositions of certain portfolio holdings before the merger. These sales would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Multi-Asset Income Fund, nor is it a solicitation of any proxy. For more information regarding Multi-Asset Income Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange

Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

330409 – 6/22